EATON VANCE GROWTH FUND

Supplement to Summary Prospectus, Prospectus and

Statement of Additional Information dated May 1, 2021

Effective July 1, 2021, the portfolio management team for Eaton Vance Growth Fund will be as follows:

Lewis R. Piantedosi (lead portfolio manager), Vice President of BMR, has managed the Fund or Growth Portfolio since June 2002.

Douglas R. Rogers, Vice President of BMR, has managed the Fund since July 1, 2021.

May 13, 2021	38854 5.13.21